Accrued Severance	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Accrued Severance [Abstract]
ACCRUED SEVERANCE

NOTE 4 – ACCRUED SEVERANCE

Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The Israel pension and severance pay liability to employees are partially covered by regular deposits with recognized pension and severance pay funds under the employees’ names and through the purchase of insurance policies. The deposits presented in the balance sheet include profits accumulated to the balance sheet date. The amounts funded as above are not reflected in the balance sheet since they are not under the control and management of the Company. Although certain employees have waived their rights to receive severance pay on a portion of their salaries, the Company has recorded a provision for the full amount that would have been required under Israeli labor law.

NOTE 9 – ACCRUED SEVERANCE:

Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The Israel pension and severance pay liability to employees are covered mainly by regular deposits with recognized pension and severance pay funds under the employees’ names and through the purchase of insurance policies. The deposits presented in the balance sheet include profits accumulated to the balance sheet date. The amounts funded as above are not reflected in the balance sheet since they are not under the control and management of the Company. Although certain employees have waived their rights to receive severance pay on a portion of their salaries, the Company has recorded a provision for the full amount that would have been required under Israeli labor law.

	December 31,
	2024	2023

Severance liability	$219,520	27,186
Funded portion	(95,539)	(21,943)
Severance liability, net of funded portion	$123,981	5,243